UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 11, 2007

TeamStaff, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation or organization)

0-18492 (Commission File Number)	22-1899798 (IRS Employer Identification No.)

1545 Peachtree Street, N.E. Suite 340
Atlanta, GA 30309
(Address and zip code of principal executive offices)

(732) 748-1700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On July 11, 2007, TeamStaff, Inc. (the “Registrant”) dismissed Lazar, Levine & Felix, LLP (“LLF”) as the Registrant’s independent registered public accounting firm and engaged WithumSmith + Brown, P.C. (“Withum”) as its new independent registered public accounting firm for the fiscal year ending September 30, 2007. The Registrant’s decision to change its independent registered public accounting firm was the result of a competitive bidding process involving several accounting firms. The decision to dismiss LLF and engage Withum was made and approved by the Audit Committee of the Board of Directors of the Registrant.

The reports of LLF on the financial statements of the Registrant for each of the past two fiscal years, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the Registrant’s two most recent fiscal years and through July 11, 2007, there have been no disagreements with LLF on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of LLF would have caused them to make reference thereto in their reports on the financial statements of the Registrant for such years. During the Registrant’s two most recent fiscal years and through July 11, 2007, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

Prior to the engagement of Withum, neither the Registrant nor someone on behalf of the Registrant had consulted with Withum during the Registrant’s two most recent fiscal years and through the date of this report in any matter regarding: (A) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that Withum concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue, or (B) the subject of either a disagreement or a reportable event defined in Item 304(a)(1)(iv) and (v) of Regulation S-K.

The Registrant has requested that LLF furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of such letter, dated July 17, 2007, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit
Number	Exhibit Title or Description
16.1	Letter from Lazar, Levine & Felix, LLP to the Registrant filed with the Securities and Exchange Commission dated July 17, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TeamStaff, Inc.
By:	/s/ Rick Filippelli
Name: Rick Filippelli
Title: President and Chief Executive Officer
Date: July 17, 2007

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Lazar, Levine & Felix LLP to the Registrant filed with the Securities and Exchange Commission dated July 17, 2007.